Exhibit 99.2

Booking.com Holding BV
Rembrandt Square Office
Herengracht 597

1017 CE Amsterdam

Amended and Restated Employment contract

The undersigned,

Booking.com Holding B.V., domiciled at Amsterdam at Herengracht 597, 1017 CE, hereinafter referred to as “Booking.com Holding”, and

Name:    Gillian Tans
Address:        Rembrandt Square Office,
            Herengracht, 597
Postal code:    1017 CE
City:        Amsterdam

hereinafter referred to as “the employee”,

Whereas:

•	The employee has been employed with (predecessors of) Booking.com Holding as from 02nd December 2002.

•	The employee has been appointed as Statutory Director (Bestuurder) of Booking.com Holding as from 29th July 2013.

•	By letter of 3rd June 2013 it was confirmed to the employee that she will be employed by Booking.com Holding as per 1st July 2013.

•	The employee was employed by Booking.com Holding as COO & President from 1st July 2013 and the terms and conditions of her employment were set forth in an employment contract of the same date.

•	On 28th April 2016, the employee was appointed President and Chief Executive Officer (CEO) of Booking.com Holding.

•	The employee agrees to continue employment with Booking.com Holding subject to the terms and conditions set forth herein.

declare that they are establishing an employment contract under the following conditions:

1    Employment

1.1    Function
The employee will hold the position of President and CEO.

1.2    Duration
The contract of employment is for an indefinite period.

1.3
The contract of employment will expire without the requirement for any prior notice when the Employee reaches the official retirement age as referred to in the General old age act (AOW) at the time.

1.4    Notice period
The employee and Booking.com Holding must utilize a notice period as specified in the Handbook Booking.com The Netherlands (“Handbook Booking.com”).

2    Remuneration for employment

2.1    Salary
The gross monthly salary amounts to EUR 45.833,33 based on a 40 hourly working week.

2.2    Commuting costs reimbursement

Exhibit 99.2

Booking.com Holding BV
Rembrandt Square Office
Herengracht 597

1017 CE Amsterdam

Commuting costs will be reimbursed on the basis of EUR 0,19 per kilometer with a maximum of € 200, - per month (see also article 4.5 Handbook Booking.com).

2.3    Holiday payment
The period over which the holiday payment is calculated runs from 1 June of the last year through and including 31 May of the current year. The amount of the holiday payment is calculated on the basis of 8% of the gross salary that is received in the time period of this calculation. Payment takes place along with the salary in May or with the final settlement upon termination of the employment contract.

2.4    Pension
With Booking.com the employee has the possibility to participate in the pension scheme in accordance with the chapter on personal benefits as outlined in the Handbook Booking.com.

3	Office hours

3.1    Working hours
The normal working hours are 40 per week spread over 5 working days.

3.2
The function of the employee may necessitate working additional hours outside the core hours specified in article 3.1 above, including weekends and evenings as the needs of the role dictate. This has been taken into account in determining the employee’s salary and therefor the employee is not entitled to receive any additional payment of compensation for overtime.

4	Holiday

4.1    Holiday days
Per calendar year the employee has a right to 26 holiday days, retaining her salary, with a full employment contract.

4.2    Purchase or sale of holiday days
The employee with a full employment contract, can either purchase or sell a maximum of 5 extra holidays at the applicable salary.

5	Work regulations and (PCLN) policies

The work regulations as set out in the Handbook Booking.com and all other regulations and policies as provided by Booking.com (as defined in article 7 below) (including any Priceline Group policies which may be declared applicable by Booking.com to the employee) apply to this employment contract. The Handbook Booking.com, the regulations and the policies may be amended from time to time and insofar required by law, after consultation with the works council, whereas changes made in this manner are binding for all employees.

6	Obligation of confidentiality

6.1
The employee acknowledges that strict confidentiality is imposed upon her, both prior to and following termination of the present employment contract, relating to all data and particulars about Booking.com – or its affiliated companies – of which the employee knows or should know the confidential nature, including, without limitation, client data (hotels, affiliate partners, visitors of website), financial data, statistical data and key figures of Booking.com, names and details of employees. This obligation of confidentiality also applies to the data and particulars of relations and clients of the employer, including without limitation financial data, statistical data, key figures and contractual terms and conditions.

6.2
The employee is not permitted in any way to copy or to hold or keep in her possession any software, documents, databases, correspondence or copies thereof, which she has obtained within the framework of her duties, except if and insofar and for as long as she requires them in order to carry out her duties. The employee is at least obliged to immediately provide the employer with aforementioned software, documents, databases and correspondence or copies thereof on first demand of the employer, and when failing such a demand no later than the day of termination of the employment contract, or when the employee is suspended or placed on leave of absence on full pay,

Exhibit 99.2

Booking.com Holding BV
Rembrandt Square Office
Herengracht 597

1017 CE Amsterdam

regardless of the reason. The afore-mentioned applies regardless of how the information is stored, i.e., it also includes (copies of) computer files, software, et cetera.

7    Non-competition and non-solicitation

7.1    Non-competition and non-solicitation
During the term of the employee’s employment and for a period of one (1) year following termination of employment, the employee is not permitted without Booking.com Holding’s prior written consent:

I     in any manner whatsoever, directly or indirectly, paid or unpaid, to carry on, operate or be working for or otherwise be concerned or engaged in or involved with, or have any other interest or investment in (except as the holder of securities traded on a recognized stock exchange) any person, institution, business or company which is (directly or indirectly) competitive with or in the same or similar field as the business conducted by Booking.com Holding or its subsidiaries or affiliates (together “Booking.com”), including for example, but not limited to:

•	Expedia (including any of its affiliated companies, for instance, Hotels.com, Venere, Hotwire, eLong, Travelocity, Orbitz, HomeAway, CarRentals.com, Wotif and trivago);

•	lastminute.com;

•	Local direct competitors such as, but not limited to, HRS, easytobook, lookingforbooking, Hotelopia, Laterooms, Hotel.de (or any of their affiliated companies), HotelTonight, Ctrip;

•	The on-line travel search businesses of Yahoo!, Facebook, Amazon, Groupon, MSN, AOL or Google;

•	Travel meta search websites, such as Tripadvisor.com, Mobissimo, Inc., Cheapflights Limited, Farechase, HotelsCombined, or Skyscanner;

•	Emertra (including any of its affiliated companies, for instance, ostrovok.ru);

•	Airbnb;

•	eDreams ODIGEO; and

•	“Affiliate” (distribution) partners of Booking.com.

II     directly or indirectly, to (a) solicit, recruit or hire to work for the employee or any organization with which the employee is connected or associated, any employees of Booking.com or any persons who, within two (2) years of such solicitation, recruitment or hire, have worked for Booking.com or (b) solicit or encourage any employees of Booking.com to leave the services of Booking.com.

III    directly or indirectly, solicit, attempt to solicit, assist in soliciting, accept or facilitate the acceptance of the business of firms that, or individuals who, were clients, customers or other business relations of Booking.com at the time of termination, or at any time during the two (2) year period preceding termination.

IV    in relation to any contract or arrangement which Booking.com has with any supplier for the supply of goods and services, for the duration of such contract or arrangement, directly or indirectly, interfere with the supply of such goods or services from any supplier, nor, directly or indirectly, induce any supplier to cease or decline to supply such goods or services to Booking.com.

7.2
On violation of the above mentioned non-competition and non-solicitation clause, the employee forfeits a penalty of EUR 5,000 in favour of Booking.com for each violation, as well as a penalty equal to EUR 1,000 for each day the violation continues after announcement of the discovery thereof by Booking.com, without prejudice to Booking.com right to claim full compensation. In accordance with section 7:650 subsection 6 this penalty clause deviates from the provisions in section 7:650 subsections 3, 4 and 5.

7.3
The employee requires the prior written consent of Booking.com Holding insofar the employee wishes to (directly or indirectly and whether paid or unpaid) conduct, execute or perform certain activities or duties for the benefit of herself and/or any third party or carry on, be engaged in, participate in, be involved in or have any interest in any project, business, enterprise, company or partnership of which the employee knows, should know or could reasonable assume that the employee should request Booking.com Holding’s prior approval or at least inform Booking.com Holding of. When requesting approval, the employee will inform Booking.com Holding of all relevant information to make a balanced decision (including all such reasonably requested information). Insofar Booking.com Holding has approved, the employee agrees that the activities will not be to the detriment of (i) her performance as may be expected from the employee by Booking.com Holding, and (ii) the business (operations), reputation or good standing of Booking.com Holding.

8    Severance

Exhibit 99.2

Booking.com Holding BV
Rembrandt Square Office
Herengracht 597

1017 CE Amsterdam

In case Booking.com Holding wishes to terminate the employment contract with the employee and this termination is not in any respect related to the employee’s behaviour which would normally constitute a reason for a dismissal for cause within the meaning of article 7:678 BW or would qualify as culpable acts or omissions as referred to in article 7:669 paragraph 3 sub e BW, but to other circumstances instead, for example, but not limited to, termination of the company, merger, take over, restructuring, a fundamental change in the strategy of the company (whether or not as a consequence of changes of the employee’s direct report), incompabilité d’humeurs, a radical change in the organisational structure of otherwise which has direct consequences for the content of the position and/of the activities of the employee and the way she has to perform, Booking.com Holding will, apart from the agreed notice period, pay a compensation to the employee which equals the amount of one times the employee’s annual base salary (including holiday allowance) plus the amount of the last target bonus, which bonus amount shall not exceed one times the employee’s annual base salary (including holiday allowance). In the event that the employee would be entitled to the transitional payment as referred to in article 7:673 BW, such severance compensation will be deemed to include the transitional payment.

9    Sidelines

9.1
Without Booking.com Holding’s prior written consent, the employee will not perform any other work for pay during the employee’s employment term, nor will the employee, alone or with others, directly or indirectly, establish or conduct a business that is competitive with Booking.com Holding’s business, whatever its form, or take any financial interest in or perform work for such business, whether or not for consideration.

9.2
During the term of the employment contract, the employee must refrain from undertaking of holding any sidelines of additional posts, such as committee work managerial of other activities for organisations of an idealistic, cultural, sporting, political of other nature, whether or not for consideration, without Booking.com Holding’s prior written consent.

10    Return of Property

Upon termination of the employment contract, the employee shall immediately return to Booking.com Holding all property belonging to Booking.com Holding, including materials, documents and information copied in any form whatsoever.

11    Intellectual an Industrial property Rights

11.1
All intellectual property rights, including, but not limited to, patent rights, design rights, copyrights and neighbouring rights, database rights, trademark rights, chip rights, trade name rights and know how, ensuing, during or after this employment contract, in the Netherlands or abroad, from the work performed by the employee under this employment contract (collectively: ‘Intellectual Property Rights’) will exclusively vest in Booking.com Holding.

11.2
Insofar as any Intellectual Property Rights are not vested in Booking.com Holding by operation of law, the employee covenants that the employee, at first request of Booking.com Holding, will transfer to Booking.com Holding and, insofar as possible, hereby transfers those rights to Booking.com Holding, which transfer is hereby accepted by Booking.com Holding.

11.3
Insofar as any Intellectual Property Rights are not capable of being transferred from the employee to Booking.com Holding, the employee hereby grants Booking.com Holding the exclusive, royalty free, worldwide, perpetual rights, with the right to grant sublicenses, to use the Intellectual Property Rights in the broadest way, which right is hereby accepted by Booking.com Holding.

11.4
Insofar as any personal rights vest in the employee, and insofar as permitted by law, the employee hereby waives all of the employee’s personal rights, including, without limitation, the right to have one’s name stated pursuant to the Dutch Copyright act 1912 (‘Auteurswet 1912’).

11.5
The employee shall promptly disclose all works, inventions, information, Intellectual Property Rights and other results from the work performed by the employee under this employment contract to Booking.com Holding.

Exhibit 99.2

Booking.com Holding BV
Rembrandt Square Office
Herengracht 597

1017 CE Amsterdam

11.6
The employee shall upon Booking.com Holding’s request, during or after this employment contract, perform all acts that may be necessary in order to record the Intellectual Property Rights in the name of Booking.com Holding with any competent authority in the world. Reasonable costs thereof will be borne by Booking.com Holding.

11.7
In case the employee, for any reason, is unable to provide the cooperation in accordance with article 11.2 and 11.6, the employee hereby grants Booking.com Holding irrevocable power of attorney to represent the employee with respect to the assignment and registration of Intellectual Property Rights referred to in article 11.2 and 11.6.

11.8
The employee acknowledges that the employee’s salary includes reasonable compensation for the loss of intellectual and industrial property rights.

12    Final stipulations

12.1
The laws of the Netherlands apply to this contract.

12.2
This contract contains all obligations of both parties toward each other and takes the place of all prior contracts, negotiations, promises and correspondence. Every change in any stipulation of this contract is only binding if agreed between parties in writing.

12.3
By signing this contract, the employee explicitly agrees and acknowledges to have received, read and understood the terms and conditions of her employment, the applicable policies and regulations (including the Handbook Booking.com) and agrees to observe, adhere to and comply with the terms and conditions of this contract and the applicable policies and regulations (as may be amended from time to time).

Thus agreed and signed in duplicate in Amsterdam.

/s/ Rutger Prakke
On behalf of Booking.com Holding B.V.

Date	May 19, 2016

/s/ Gillian Tans
Gillian Tans

Date May 19, 2016